PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED APRIL 29, 2010

TO THE PROSPECTUS DATED APRIL 19, 2010

The following information supplements the information found in the prospectus for the Global X Funds.

The following funds are available for purchase:

Global X Copper Miners ETF

Global X Silver Miners ETF

The following funds are not operational and unavailable for purchase:

Global X Gold Miners ETF

Global X Platinum Miners ETF

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE